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                                                                Exhibit 23(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 2-82662,2-85336, 2-94926, 33-12280, 33-16088, 33-28764, 33-45474, 33-63289,
33-64039, 33-70960, 333-14529, 333-03139, 333-26149, 333-44495, and 333-53175
each on Form S-8 and Registration Statement Nos. 33-62715, 333-05971, 3330-20209, 333-44493 and 333-59005 each on Form S-3 of our report dated
January 18, 1999, appearing in this Annual Report on Form 10-K of Robotic Vision Systems, Inc. for the fiscal year ended September 30, 1998.

Boston, Massachusetts
January 18, 1999